UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2007

OCEANEERING INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10945	95-2628227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11911 FM 529 Houston, TX	77041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 329-4500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 24, 2007, we issued a press release announcing that T. Jay Collins, President and Chief Executive Officer, will deliver a presentation at the 2007 Deutsche Bank Energy & Utilities Conference being held in Miami Beach, FL on Wednesday, May 30, 2007 at 10:00 a.m. Eastern Daylight Savings Time. We are furnishing that press release as Exhibit 99.1 and incorporate it by reference herein.

The presentation will be webcast live over the Internet. Interested parties may listen to the presentation and view the slides live over the Internet at http://www.conferences.db.com/aericas/energy07. An archived replay will be available for 30 days after the conference. The presentation slides will be available for viewing using the Investor Relations link at our website, www.oceaneering.com beginning Wednesday, May 30, 2007 at 10:00 a.m. Eastern Daylight Savings Time.

Please note that certain information contained in the presentation, as well as certain written and oral statements made or incorporated by reference from time to time by us or our representatives in our reports and filings with the Securities and Exchange Commission, news releases, conferences, teleconferences, Web postings or otherwise, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the “Safe Harbor” provisions of those statutes. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “plan,” “forecast,” “budget,” “goal” or other words that convey the uncertainty of future events or outcomes. Among other items, the forward-looking statements include statements about or to the effect that:

•	our pricing will improve;
•	we will benefit from added capacity;
•	our earnings outlook for 2007, including operating income for ROVs, Subsea Products, Subsea Projects and MOPS;
•	future floating rig new builds;
•	ROV expansion opportunities and 2007 outlook for increased days on hire and higher average pricing;
•	the market outlook for deepwater and subsea completion activity;
•	forecasted Subsea tree orders;
•	forecasted umbilical and tree control hardware capital expenditures by the offshore oil and gas industry;
•	future Gulf of Mexico subsea tree installations;
•	favorable demand for deepwater inspection, maintenance and repair and hurricane damage work in our Subsea Projects segment;
•	our projected 2007 Cash Flow from Operations (as defined and reconciled to GAAP measures in the Appendix to the presentation);
•	our projected 2007 EBITDA (as defined and reconciled to GAAP measures in the Appendix to the presentation); and
•	worldwide umbilical market overview, including forecast for 2007 – 2009.

These forward-looking statements are based on our current information and expectations that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are:

•	worldwide demand for oil and gas;
•	general economic and business conditions and industry trends;
•	the ability of the Organization of Petroleum Exporting Countries, or OPEC, to set and maintain production levels and pricing;
•	the level of production by non-OPEC countries;
•	domestic and foreign tax policy;
•	laws and governmental regulations that restrict exploration and development of oil and gas in various offshore jurisdictions;
•	rapid technological changes;
•	the political environment of oil-producing regions;
•	the price and availability of alternative fuels; and
•	overall economic conditions.

Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. For additional information regarding these and other factors that could cause our actual results to differ materially from those expressed in our forward-looking statements, see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2006 and our latest Quarterly Report on Form 10-Q.

We do not undertake any obligation to update or revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

The following is being furnished as an exhibit to this report.

Exhibit 99.1	Press Release of Oceaneering International, Inc., dated May 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date: May 24, 2007	By:	/s/ MARVIN J. MIGURA
Marvin J. Migura
Senior Vice President and Chief Financial Officer